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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 4, 2000


                               HMI INDUSTRIES INC
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         2-30905                                          36-1202810
(Commission File Number)                       (IRS Employer Identification No.)


                         6000 LOMBARDO CENTER, SUITE 500
                             SEVEN HILLS, OHIO 44131
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (216) 986-8008
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ITEM 5. OTHER EVENTS.

On February 4, 2000, HMI Industries Inc. issued a press release to announce the resignation of its Chief Financial Officer. The press release is attached as
Exhibit 99 and this form 8-K incorporates by reference the press release.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits
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99 Press release of HMI Industries Inc.     Attached
   dated February 4, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HMI INDUSTRIES INC.
                                                    (Registrant)



Date: February 4, 2000                By: /s/ Julie A. McGraw
                                          --------------------------------------
                                              Julie A. McGraw
                                      Vice President -- Chief Accounting Officer



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